UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2008

FIRSTCITY FINANCIAL
CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	033-19694	76-0243729
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6400 Imperial Drive, Waco, Texas		76712
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (254) 761-2800

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.   Regulation FD Disclosure.

The following information, as well as Exhibit 99.1, is furnished pursuant to Item 7.01, “Regulation FD Disclosures.”

On October 13, 2008, the Registrant issued a press release announcing the completion of the purchase of shares pursuant to its common stock repurchase plan. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits

(d)                                 Exhibits:

99.1                                                                           Press release dated October 13, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTCITY FINANCIAL CORPORATION

Date: October 14, 2008	By:	/s/ Richard J. Vander Woude
Richard J. Vander Woude
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 13, 2008.